                                                              Exhibit 10(c)(2)


                                   Schedule A
                                   ----------

Brazos River Authority Pollution Control Revenue Bonds:
------------------------------------------------------

   1 Installment Payment and Bond Amortization Agreement dated May 1, 1994 by and between Brazos River Authority and TXU Energy Company LLC (as successor obligor of TXU Electric Company) relating to 3.000% Fixed Series 1994A due May 1, 2029.*

   2. Installment Payment and Bond Amortization Agreement dated May 1, 1994 by and between Brazos River Authority and TXU Energy Company LLC (as successor obligor of TXU Electric Company) relating to 5.400% Fixed Series 1994B due May 1, 2029.*

   3. Amended and Restated Installment Payment and Bond Amortization Agreement dated April 1, 2001, by and between Brazos River Authority and TXU Energy Company LLC (as successor obligor of TXU Electric Company) relating to 5.400% Fixed Series 1995A due April 1, 2030.*

   4. Amended and Restated Installment Payment and Bond Amortization Agreement dated April 1, 2001 by and between Brazos River Authority and TXU Energy Company LLC (as successor obligor of TXU Electric Company) relating to 5.050% Fixed Series 1995B due June 1, 2030.*

   5 Installment Payment and Bond Amortization Agreement dated March 1, 1999 by and between Brazos River Authority and TXU Energy Company LLC (as successor obligor of Texas Utilities Electric Company) relating to 7.700% Fixed Series 1999A due April 1, 2033.*

   6. Installment Payment and Bond Amortization Agreement dated September 1, 1999 by and between Brazos River Authority and TXU Energy Company LLC (as successor obligor of TXU Electric Company) relating to 6.750% Fixed Series 1999B due September 1, 2034.*

   7 Installment Payment and Bond Amortization Agreement dated November 1, 1999 by and between Brazos River Authority and TXU Energy Company LLC (as successor obligor of TXU Electric Company) relating to 7.700% Fixed Series 1999C due March 1, 2032.*

   8. Installment Payment and Bond Amortization Agreement dated April 1, 2001 by and between Brazos River Authority and TXU Energy Company LLC (as successor obligor of TXU Electric Company) relating to 4.950% Fixed Series 2001A due October 1, 2030.*

   9 Installment Payment and Bond Amortization Agreement dated November 1, 2001 by and between Brazos River Authority and TXU Energy Company LLC (as successor obligor of TXU Electric Company) relating to 4.750% Fixed Series 2001B due May 1, 2029.*

   10 Installment Payment and Bond Amortization Agreement dated November 1, 2001 by and between Brazos River Authority and TXU Energy Company LLC (as successor obligor of TXU Electric Company) relating to 5.750% Fixed Series 2001C due May 1, 2036.*

   11. Installment Payment and Bond Amortization Agreement dated November 1, 2001 by and between Brazos River Authority and TXU Energy Company LLC (as successor obligor of TXU Electric Company) relating to 1.250% Floating Series 2001D due May 1, 2033.*

   12. Installment Payment and Bond Amortization Agreement dated December 1, 2001 by and between Brazos River Authority and TXU Energy Company LLC relating to 1.180% Floating Taxable Series 2001I due December 1, 2036.*

   13. Installment Payment and Bond Amortization Agreement dated May 1, 2002 by and between Brazos River Authority and TXU Energy Company LLC relating to 1.250% Floating Series 2002A due May 1, 2037(b).

   14. Installment Payment and Bond Amortization Agreement dated March 1, 2003 by and between Brazos River Authority and TXU Energy Company LLC relating to 6.750% Fixed Series 2003A due April 1, 2038.

   15. Installment Payment and Bond Amortization Agreement dated June 1, 2003 by and between Brazos River Authority and TXU Energy Company LLC relating to 6.300% Fixed Series 2003B due July 1, 2032.

   16. Installment Payment and Bond Amortization Agreement dated October 1, 2003 by and between Brazos River Authority and TXU Energy Company LLC relating to 6.750% Fixed Series 2003C due October 1, 2038.

Sabine River Authority of Texas:
--------------------------------

   17. Installment Payment and Bond Amortization Agreement dated August 1, 2000 by and between Sabine River Authority of Texas and TXU Energy Company LLC (as successor obligor of TXU Electric Company) relating to 6.450% Fixed Series 2000A due June 1, 2021.*

   18. Installment Payment and Bond Amortization Agreement dated November 1, 2001 by and between Sabine River Authority of Texas and TXU Energy Company LLC (as successor obligor of TXU Electric Company) relating to 5.500% Fixed Series 2001A due May 1, 2022.*

   19. Installment Payment and Bond Amortization Agreement dated November 1, 2001 by and between Sabine River Authority of Texas and TXU Energy Company LLC (as successor obligor of TXU Electric Company) relating to 5.750% Fixed Series 2001B due May 1, 2030.*

   20. Installment Payment and Bond Amortization Agreement dated November 1, 2001 by and between Sabine River Authority and TXU Energy Company LLC (as successor obligor of TXU Electric Company) relating to 4.000% Fixed Series 2001C due May 1, 2028.*

   21. Installment Payment and Bond Amortization Agreement dated June 1, 2003 by and between Sabine River Authority of Texas and TXU Energy Company LLC relating to 5.800% Fixed Series 2003A due July 1, 2023.

   22. Installment Payment and Bond Amortization Agreement dated October 1, 2003 by and between Sabine River Authority of Texas and TXU Energy Company LLC relating to 6.150% Fixed Series 2003B due August 1, 2022.

Trinity River Authority of Texas:
---------------------------------

   23. Amended and Restated Installment Payment and Bond Amortization Agreement dated April 1, 2001 by and between Trinity River Authority of Texas and TXU Energy Company LLC (as successor obligor of TXU Electric Company) relating to 6.250% Fixed Series 2000A due May 1, 2028.*

   24. Installment Payment and Bond Amortization Agreement dated November 1, 2001 by and between Trinity River Authority of Texas and TXU Energy Company LLC (as successor obligor of TXU Electric Company) relating to 5.000% Fixed Series 2001A due May 1, 2027.*





*These Installment Payment and Bond Amortization Agreements contain provisions that require that any assumption involving more than one assignee be made on a joint and several basis among all such assignees.